JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

March 7, 2011

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Trust (“JHT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 15, 2011 at 10:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of the Large Cap Value Trust, one of the series or funds of JHT (the “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Acquired Fund into the Equity-Income Trust, another JHT fund (the “Acquiring Fund”) (the “Reorganization”).

Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization to the Acquired Fund will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of shares of Series I, Series II and NAV share classes of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur on April 29, 2011 or such other date as determined by the officers of JHT.

The Board of Trustees of JHT (the “Board”) has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to combine one JHT equity fund into another that has a better performance record. The Acquired and Acquiring Funds have similar investment objectives and substantially the same principal strategies in that both seek long-term growth of capital (the Acquiring Fund also seeks dividend income) by investing principally in equity securities of large-cap or well-established companies, and both pursue a value investing approach. However, the Acquiring Fund has outperformed the Acquired Fund for the one-, three- and five-year periods and has outperformed its benchmark index for the three-, five- and ten-year periods (but not the one-year period) ended December 31, 2010. In addition, although the Acquiring Fund currently has higher advisory fee rates than the Acquired Fund, the Acquiring Fund is much larger in terms of assets than the Acquired Fund and its effective advisory fee rate and overall expense ratios are lower than those of the Acquired Fund. The Acquiring Fund also is expected to have better prospects for growth and efficient management than the Acquired Fund.

The value of your investment will not be affected by the Reorganization and, although the Reorganization is not expected to qualify as a tax-free reorganization for federal income tax purposes, it is not expected to be a taxable event for federal income tax purposes for variable contract owners. The expenses of the Reorganization will be paid by the Acquired Fund which is expected principally to benefit from the Reorganization.

For purposes of facilitating the Reorganization and effective December 31, 2010, T. Rowe Price Associates, Inc., the subadviser to the Acquiring Fund, became the subadviser to the Acquired Fund. JHT is not required to obtain shareholder approval, and is not requesting that you give voting instructions, regarding this subadviser change. The enclosed Proxy Statement/Prospectus, however, provides information about this subadviser change.

* * *

Although you are not a shareholder of JHT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Fund attributable to your contract as of February 16, 2011, the record date for the Meeting. John Hancock USA and John Hancock NY will vote all shares of the Acquired Fund issued to such companies in proportion to the voting instructions with respect to that fund timely received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus and a Voting Instructions Form. The Proxy Statement/
Prospectus describes in detail the matters to be voted on at the Meeting.

The Board has unanimously voted in favor of the proposed Reorganization and recommends that you give voting instructions for its approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt on or before April 14, 2011. To give voting

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instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Reorganization, please call one of the following numbers:

— For John Hancock USA and John Hancock NY variable annuity contracts:	(800) 721-0111
— For John Hancock USA variable life contracts:	(800) 827-4546
— For John Hancock NY variable life contracts:	(888) 267-7784

Sincerely,

Thomas M. Kinzler
Secretary
John Hancock Trust

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JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Large Cap Value Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Large Cap Value Trust, a separate series or fund of John Hancock Trust (“JHT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 15, 2011 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice.

Proposal	Approval of Agreement and Plan of Reorganization providing for the reorganization of the Large Cap Value Trust into the Equity-Income Trust.

Any other business that may properly come before the Meeting.

The Board of Trustees of JHT recommends that shareholders vote FOR the Proposal.

Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Large Cap Value Trust. Each shareholder of record at the close of business on February 16, 2011 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

Thomas M. Kinzler
Secretary

March 7, 2011
Boston, Massachusetts

JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 15, 2011

RELATING TO THE REORGANIZATION OF THE LARGE CAP
VALUE TRUST INTO THE EQUITY-INCOME TRUST

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Trust (“JHT”) of proxies to be used at a Special Meeting of Shareholders of JHT to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 15, 2011, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of the Large Cap Value Trust, one of the series or funds of JHT (the “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Acquired Fund into the Equity-Income Trust, another JHT fund (the “Acquiring Fund”) (the “Reorganization”).

Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization to the Acquired Fund will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization (the “Exchange Date”). Holders of shares of Series I, Series II and NAV share classes of the Acquired Fund will receive, respectively, Series  I, Series II and NAV shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur on April 29, 2011 or such other date as determined by the officers of JHT. All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. JHT’s Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Funds, and the most recent Annual Report contains discussions of the market conditions and investment strategies that significantly affected such funds during their fiscal year ended

December 31, 2009. Copies of these reports may be obtained at no charge by calling the appropriate toll free number listed below. JHT’s Annual Report for the fiscal year ended December 31, 2010 was mailed to shareholders on or about March 1, 2011.

This Proxy Statement/Prospectus also contains information regarding a new subadvisory agreement, effective December 31, 2010, for the Acquired Fund. JHT is not required to obtain shareholder approval, and is not requesting that you give voting instructions, regarding this subadviser change.

For additional information regarding the Acquired Fund, see JHT’s Prospectus dated May 3, 2010, as supplemented (File Nos. 2-94157 and 811-04146) (the “JHT Prospectus”), which is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to that fund. A Statement of Additional Information dated March 7, 2011 (the “SAI”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and also is incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statement of Additional Information of JHT dated May 3, 2010, as supplemented (the “JHT SAI”), insofar as it relates to the Acquired and Acquiring Funds. Copies of the SAI, which will be accompanied by copies of the JHT SAI, may be obtained without charge by writing to JHT at the address stated above or by calling the appropriate toll free number listed below.

Contract owners having any questions regarding the Reorganization should call the appropriate toll free number listed below:

— For John Hancock USA and John Hancock NY variable annuity contracts:	(800) 721-0111
— For John Hancock USA variable life contracts:	(800) 827-4546
— For John Hancock NY variable life contracts:	(888) 267-7784

JHT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-1520 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is March 7, 2011.

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INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated February 16, 2011 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHT held.

JHT.  JHT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. It currently offers more than 100 separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies and other funds of JHT that operate as funds of funds.

Investment Management.  John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser to JHT and to the Acquired and Acquiring Funds. Pursuant to an investment advisory agreement with JHT dated May 1, 1999, as amended (the “Advisory Agreement”), JHIMS is responsible for, among other things, administering the business and affairs of JHT and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment of the assets of the funds pursuant to subadvisory agreements with JHIMS. JHIMS and the subadviser to the Acquired and Acquiring Funds are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Distributor.  John Hancock Distributors, LLC (“JH Distributors”) serves as JHT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATION

At its meeting held on December 15-17, 2010, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHT or the Adviser (the “Independent Trustees”), approved the Plan providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired

Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (iii) the liquidation and termination of the Acquired Fund.

As a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”). Holders of shares of Series I, Series II and NAV share classes of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund.

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to combine one JHT equity fund into another that has a better performance record. The Acquired and Acquiring Funds have similar investment objectives and substantially the same principal strategies in that both seek long-term growth of capital (the Acquiring Fund also seeks dividend income) by investing principally in equity securities of large-cap or well-established companies, and both pursue a value investing approach. However, the Acquiring Fund has outperformed the Acquired Fund for the one-, three- and five-year periods and has outperformed its benchmark index for the three-, five- and ten-year periods (but not the one-year period) ended December 31, 2010. In addition, although the Acquiring Fund currently has higher advisory fee rates than the Acquired Fund, the Acquiring Fund is much larger in terms of assets than the Acquired Fund and its effective advisory fee rate and overall expense ratios are lower than those of the Acquired Fund. The Acquiring Fund also is expected to have better prospects for growth and efficient management than the Acquired Fund.

Although the Reorganization is not expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), it is not expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund. See “Information About the Reorganization — Federal Income Tax Consequences.”

In order for a business combination to qualify as a tax-free reorganization, the acquiring entity must, among other requirements, acquire substantially all of the acquired entity’s assets. The Reorganization will not satisfy this test because JHT’s Lifestyle Trusts, which operate as funds of funds and invest in other funds, plan to redeem a substantial portion of their investments in the Acquired Fund in connection with the Reorganization. As a result, the Acquiring Fund will not be viewed as having acquired substantially all of the assets of the Acquired Fund.

The purchase and redemption procedures followed with respect to the distribution of shares are the same for both funds, and the Reorganization will not result in any material change in these procedures. See “Additional Information About the Funds — Purchase and Redemption of Shares.”

Shareholders of the Acquired Fund will not incur directly any fee in connection with the Reorganization. However, the expenses of the Reorganization will be paid by the Acquired Fund which is expected principally to benefit from the Reorganization, and shareholders of the Acquired Fund will bear indirectly these expenses. In addition, the Acquired Fund is expected to dispose of approximately 76% of its portfolio securities in connection with the Reorganization and will thus incur brokerage commissions and other transaction costs, reducing the net asset value of its shares. The estimated expenses of the Reorganization are $139,500 (less than $0.01 per share), and the estimated portfolio transitioning costs for the Acquired Fund, including those associated with the Lifestyle Trust redemptions described above, are $644,700 (approximately $0.03 per share). The estimated per share impact is determined based on the shares of the Acquired Fund outstanding as of approximately September 30, 2010, adjusted to reflect expected purchases and redemptions prior to the Reorganization.

Proposal

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE REORGANIZATION OF THE LARGE CAP VALUE TRUST
INTO THE EQUITY-INCOME TRUST

Shareholders of the Large Cap Value Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the reorganization of the Acquired Fund into the Equity-Income Trust (the “Acquiring Fund”). The funds are compared below.

In anticipation of and to facilitate the proposed Reorganization, the Board appointed T. Rowe Price Associates, Inc. (“T. Rowe Price”), the subadviser to the Acquiring Fund, as the new subadviser to the Acquired Fund effective as of the close of business on December 31, 2010. To permit T. Rowe Price to manage the Acquired Fund in a style more consistent with its management of the Acquiring Fund, the Board also approved certain changes in the non-fundamental investment policies of the Acquired Fund. These changes are reflected in the description in the chart below of the principal investment strategies of the Acquired Fund. For information about this subadviser change as well as a description of the prior principal investment strategies of the Acquired Fund, see “New Subadvisory Agreement for the Large Cap Value Trust.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, the Acquired and Acquiring Funds have similar investment objectives in that both seek long-term growth of capital while the Acquiring Fund also seeks to provide substantial dividend income. The funds also have substantially the same principal investment strategies in that both invest at least 80% of their net assets in equity securities — the Acquired Fund in large cap companies and the Acquiring Fund principally (at least 65% of net assets) in well-established, dividend-paying companies — and both pursue a value investing approach. In addition, both funds may invest in: (i) loans; (ii) up to 25% of total assets in American Depositary Receipts (“ADRs”); (iii) debt instruments without regard to quality (including up to 10% of net assets in high yield fixed-income securities (“junk bonds”)); and (iv) up to 10% of total assets in hybrid instruments.

The investment objective of each fund may be changed by the Board without shareholder approval.

Large Cap Value Trust	Equity-Income Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of 9/30/10 (unaudited):

$270,771,470*	$1,830,759,094
*JHT’s Lifestyle Trusts plan to redeem approximately $107 million in assets from the fund prior to the Reorganization.

Investment Adviser:

JHIMS

Investment Subadviser:

T. Rowe Price*

*T. Rowe Price became the subadviser to the Acquired Fund, replacing
BlackRock Investment Management, LLC (“BlackRock”), effective December 31, 2010.

Investment Objectives:

To seek long-term growth of capital.	To provide substantial dividend income and also long-term growth of capital.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index. The fund will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio

Large Cap Value Trust	Equity-Income Trust
(Acquired Fund)	(Acquiring Fund)

The fund employs a “value” approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock’s intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company’s underlying financial condition and prospects, and to assess the likelihood that a stock’s underlying value will be recognized by the market and reflected in its price.

The fund will generally consider companies with the following characteristics:

•   established operating histories;

•   above-average dividend yield relative to the S&P 500 Index;

•   low price/earnings ratios relative to the S&P 500 Index;

•   sound balance sheets and other financial characteristics; and

•   low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

securities generally exceeds the yield on the fund’s benchmark. The subadviser believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the S&P 500 Index. Dividends can also help reduce the fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

The fund will generally consider companies with the following characteristics:

• established operating histories;

• above-average dividend yield relative to the S&P 500 Index;

• low price/earnings ratios relative to the S&P 500 Index;

• sound balance sheets and other financial characteristics; and

• low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including:

• U.S. dollar and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

• preferred stocks;

• convertible stocks, bonds, and warrants;

• futures and options; and

Large Cap Value Trust	Equity-Income Trust
(Acquired Fund)	(Acquiring Fund)

The fund may also purchase other types of securities in keeping with its objective, including:

•   U.S. dollar and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

• preferred stocks;

• convertible stocks, bonds, and warrants;

• futures and options; and

• bank debt, loan participations and assignments.

The fund may invest in debt instruments, without regard to quality or ratings, including up to 10% in non-investment grade fixed income securities (“junk bonds”) and loans.

•   bank debt, loan participations and assignments.

The fund may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade fixed income securities (“junk bonds”). The fund’s fixed income investments may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in bank loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not effect the fund as much as they would a fund that invests more of its assets in fixed income securities.

The fund may invest reserves in U.S. dollars and foreign currencies.

With respect to each of the funds:

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.

Large Cap Value Trust	Equity-Income Trust
(Acquired Fund)	(Acquiring Fund)

In pursuing the fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Principal Risks of Investing in the Funds — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the JHT SAI.

Temporary Defensive Investing:

In abnormal market conditions, each fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if shares of the funds are held for your variable contract account. The fees and expenses are based on those incurred by the funds during the 12-month period ended June 30, 2010. The table also shows the Acquiring Fund pro forma expenses assuming that the Reorganization took place at the commencement of the 12-month period ended June 30, 2010. The fees and expenses below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium and would be higher if they did.

Although the Acquiring Fund currently has higher advisory fee rates than the Acquired Fund (see “Investment Management Fees/Subadvisory Arrangements” below), the Acquiring Fund is much larger in terms of assets than the Acquired Fund and its effective advisory fee rate and overall expense ratios, as shown in the table below, are lower than those of the Acquired Fund.

The table below does not reflect the planned redemptions by the Lifestyle Trusts from the Acquired Fund of approximately $107 million in assets prior to the Reorganization.

Annual Fund Operating Expenses (12-month period ended 6/30/10)
(expenses that you pay each year as a percentage of the value of your investment)

			Distribution		Total
		Management	and Service	Other	Operating
Fund/Share Class		Fees	(12b-1) Fees	Expenses	Expenses

(1) Large Cap Value Trust
(Acquired Fund)	Series I	0.81%	0.05%	0.03%	0.89%
	Series II	0.81%	0.25%	0.03%	1.09%
	NAV	0.81%	N/A	0.03%	0.84%
(2) Equity-Income Trust
(Acquiring Fund)	Series I	0.78%*	0.05%	0.03%	0.86%
	Series II	0.78%*	0.25%	0.03%	1.06%
	NAV	0.78%*	N/A	0.03%	0.81%
(3) Equity-Income Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	0.78%	0.05%	0.03%	0.86%
	Series II	0.78%	0.25%	0.03%	1.06%
	NAV	0.78%	N/A	0.03%	0.81%

*	Advisory fees of the Acquiring Fund have been restated to reflect a new advisory agreement effective May 1, 2010.

Examples.  The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		One	Three	Five	Ten
Fund/Share Class		Year	Years	Years	Years

(1) Large Cap Value Trust
(Acquired Fund)	Series I	$91	$284	$493	$1,096
	Series II	$111	$347	$601	$1,329
	NAV	$86	$268	$466	$1,037
(2) Equity-Income Trust
(Acquiring Fund)	Series I	$88	$274	$477	$1,061
	Series II	$108	$337	$585	$1,294
	NAV	$83	$259	$450	$1,002
(3) Equity-Income Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$88	$274	$477	$1,061
	Series II	$108	$337	$585	$1,294
	NAV	$83	$259	$450	$1,002

Portfolio Turnover.  Each of the funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the fund’s performance. During the 12-month period ended June 30, 2010, the Acquired Fund’s portfolio turnover rate was 177% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and substantially the same principal investment strategies, as described above, they have substantially the same risks. The principal risks of investing in the funds are:

Risks Applicable to Both Funds:

Active management risk.  The subadviser’s investment strategy may fail to produce the intended result.

Credit and counterparty risk.  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support.

Economic and market events risk.  Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

Equity securities risk.  The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Equity securities may include common, preferred and convertible preferred stocks and securities the values of which are tied to the prices of stocks, such as rights, warrants and convertible debt securities.

Fixed-income securities risk.  Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk.  As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. The risks of investing in foreign securities are greater for investments in emerging-market countries which may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Hedging, derivatives and other strategic transactions risk.  Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Hybrid instrument risk.  Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk.  An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by a fund could default or have its credit rating downgraded.

Large company risk.  Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity risk.  Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk.  Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk and the risks of being a lender.

Additional Risk Applicable to the Acquired Fund:

High portfolio turnover risk.  Actively trading securities can increase transaction costs (thus lowering performance).

These risks are more fully described below under “Additional Information About the Funds — Principal Risks of Investing in the Funds.” Additional information is also included in the JHT SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund.

Investment Management Fees
(Rates Applied to Aggregate Net Assets)

Large Cap Value Trust (1)	Equity-Income Trust (3)
(Acquired Fund)	(Acquiring Fund)
0.825% of the first $500 million;	0.825% of the first $1 billion; and
0.800% of the next $500 million;	0.775% of the excess over $1 billion. (4)
0.775% of the next $500 million;
0.720% of the next $500 million; and
0.700% of the excess over $2 billion. (2)

(1)	Aggregate Net Assets include the net assets of the fund and the JHF II Large Cap Value Fund. The JHF II Large Cap Value Fund is expected to be liquidated at or before the time of the Reorganization.

(2)	Effective December 31, 2010, the Adviser has voluntarily agreed to waive a portion of its advisory fee so that the effective advisory fee rate for the Acquired Fund will not exceed 0.78% (the effective advisory fee rate for September 2010 was 0.82%). This voluntary fee waiver may be terminated at any time by the Adviser upon notice to JHT.

(3)	Aggregate Net Assets include the net assets of the fund and the JHF II Equity-Income Fund.

(4)	When Aggregate Net Assets exceed $1 billion on any day, the annual rate for that day is 0.800% of the first $1 billion of Aggregate Net Assets.

T. Rowe Price serves as the subadviser to both the Acquired and Acquiring Funds and is responsible for managing the investment and reinvestment of each fund’s assets. For its services, T. Rowe Price receives for each fund a subadvisory fee from JHIMS that is determined by applying to the net assets of the fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the respective funds as described above. Subadvisory fees are paid by JHIMS and not by the funds.

T. Rowe Price became the subadviser to the Acquired Fund, replacing that fund’s former subadviser, BlackRock, effective as of the close of business on December 31, 2010. T. Rowe Price serves as subadviser to the Acquired Fund in anticipation of and to facilitate the proposed Reorganization and has informed the Adviser that, if shareholders of the Acquired Fund do not approve the Reorganization or the Reorganization otherwise is not consummated, T. Rowe Price may determine not to continue under its current arrangements as subadviser to the Acquired Fund. In this event, the Board will consider other possible courses of action which may include amending the current subadvisory arrangements with T. Rowe Price or appointing a different subadviser for the Large Cap Value Trust. For information regarding T. Rowe Price and this subadviser change, see “New Subadvisory Agreement for the Large Cap Value Trust.”

The Board’s considerations in approving T. Rowe Price as the new subadviser to the Acquired Fund are described below under “Board Consideration of New Subadvisory Agreement.” A discussion of the basis of the Board’s most recent approval of the continuation of advisory and subadvisory agreements is included in JHT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010.

Performance

The following information provides some indication of the risks of investing in the funds by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes of a fund have the same inception date, performance shown for periods prior to the inception date of a class is the actual performance of the fund’s oldest share class. The pre-inception performance of a share class has not been adjusted to reflect any difference in expenses (including Rule 12b-1 fees) between that class and the oldest class. As a result, the pre-inception performance shown for a class may be higher or lower than it would be if adjusted to reflect the actual expenses of the class. Performance information below does not reflect fees and expenses of any variable contract that may use JHT as its underlying investment medium and would be lower if it did. Index returns under “Since Inception” are calculated from the month end closest to the inception date of the fund. Past performance is not necessarily an indication of how a fund will perform in the future.

Calendar Year Total Returns as of December 31 of each year (Series I shares)

Large Cap Value Trust
(Acquired Fund)

Best Quarter: Q3 ’09, 13.77%
Worst Quarter: Q4 ’08, -19.71%

Equity-Income Trust
(Acquiring Fund)

Best Quarter: Q2 ’09, 19.64%
Worst Quarter: Q4 ’08, -22.37%

Average Annual Total Returns for periods ended December 31, 2010

	Share	One	Five	Ten	Since	Inception
Fund	Class	Year	Years	Years	Inception	Date of Class

Large Cap Value Trust (1)
(Acquired Fund)	Series I	9.92%	-1.16%	N/A	7.12%	5/05/2003
	Series II	9.70%	-1.35%	N/A	6.91%	5/05/2003
	NAV	9.97%	-1.11%	N/A	7.17%	2/28/2005
Russell 1000 Value Index		15.51%	1.285%	N/A	6.92%
Equity-Income Trust
(Acquiring Fund)	Series I	15.12%	2.66%	4.14%	N/A	2/19/1993
	Series II	14.91%	2.45%	3.97%	N/A	1/28/2002
	NAV	15.23%	2.70%	4.17%	N/A	2/28/2005
Russell 1000 Value Index		15.51%	1.28%	3.26%	N/A

(1)	Performance shown for the Acquired Fund antedates the appointment of T. Rowe Price as its subadviser effective December 31, 2010.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, the acquisition will take place as of the close of regularly scheduled trading on the NYSE on April 29, 2011 or on such other date as may be determined by the officers of JHT (the “Exchange Date”). The net asset value per share of each class of shares of the Acquired and Acquiring Funds will be determined by dividing each fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the funds which are the same for each fund. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. Holders of shares of Series I, Series II and NAV share classes of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHT will take all necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Information” below) of the Acquired Fund entitled to vote approve the Reorganization. The Plan may be amended at any time before or after approval by the shareholders of the Acquired Fund, but may not be amended after such approval if the amendment would have a material adverse effect on the rights of the shareholders or contract owners of the Acquired Fund. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHT on behalf of either or both of the funds if the Board or the officers of JHT determine that proceeding with the Reorganization is not in the best interests of either or both funds or their respective shareholders or contract owners. The Plan provides that JHT, on behalf of the Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of shareholder and regulatory approvals.

Under the Plan, the expenses of the Reorganization will be paid by the Acquired Fund. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by the Adviser.

If the Plan is not approved by shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Trustees, recommends that shareholders approve the Plan under the Proposal.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to combine one JHT equity fund into another that has a better performance record. The Acquired and Acquiring Funds have similar investment objectives and substantially the same principal strategies in that both seek long-term growth of capital (the Acquiring Fund also seeks dividend income) by investing principally in equity securities of large-cap or well-established companies, and both pursue a value investing approach. However, the Acquiring Fund has outperformed the Acquired Fund for the one-, three- and five-year periods, and has outperformed its benchmark index for the three-, five- and ten-year periods (but not the one-year period) ended December 31, 2010. In addition, although the Acquiring Fund currently has higher advisory fee rates than the Acquired Fund, the Acquiring Fund is much larger in terms of assets than the Acquired Fund and its effective advisory fee rate and overall expense ratios are lower than those of the Acquired Fund. The Acquiring Fund also is expected to have better prospects for growth and efficient management than the Acquired Fund.

Board Consideration of the Reorganization

On the recommendation of management, the Board, including the Independent Trustees, considered the Reorganization at its meeting held on December 15-17, 2010, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Adviser. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel. In reaching its decision to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund and the Acquiring Fund in the Reorganization is in the best interests of each such fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired Fund and the Acquiring Fund, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds through September 30, 2010; (3) any advantages to shareholders of the Acquired Fund of investing in a larger, post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by, the subadviser to the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether it would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

As noted above and more fully described below under “New Subadvisory Agreement for the Large Cap Value Trust,” the Board, in anticipation of and to facilitate the Reorganization, appointed T. Rowe Price as the new subadviser to the Acquired Fund effective December 31, 2010 and approved certain changes in the non-fundamental investment policies of the Acquired Fund to accommodate the management style of T. Rowe Price. In considering the compatibility of the investment objectives and policies of the Acquired and Acquiring Funds as stated above, the Board considered the investment policies of the Acquired Fund as in effect both before and after these proposed investment policy changes.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including those set forth below.

1.	The investment objectives of the Large Cap Value Trust and the Equity-Income Trust are similar, and they also have substantially the same principal investment strategies, in that both seek long-term growth of capital (the Equity-Income Trust also seeks dividend income) by investing principally in equity securities of large-cap or well-established companies; and the Reorganization may be expected to afford shareholders of the Large Cap Value Trust reasonable continuity in investment objectives;

2.	T. Rowe Price is the subadviser to the Equity-Income Trust and will become the subadviser to the Large Cap Value Trust effective as of the close of business on December 31, 2010, and the Board is generally satisfied with its management of the Equity-Income Trust;

3.	The Equity-Income Trust has outperformed the Large Cap Value Trust for the one-, three- and five-year periods ended September 30, 2010;

4.	The Equity-Income Trust has outperformed its benchmark index for the three-, five- and ten-year periods (but not the one-year period) ended September 30, 2010;

5.	Although the Equity-Income Trust currently has higher advisory fee rates than the Large Cap Value Trust, the Equity-Income Trust is much larger in assets than the Large Cap Value Trust and its effective advisory fee rate and overall expense ratios are lower than those of the Large Cap Value Trust;

6.	The Equity-Income Trust is expected to have stronger prospects for growth and efficient management than the Large Cap Value Trust;

7.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

8.	Although the Reorganization is not expected to qualify as a tax-free reorganization for federal income tax purposes, it is not expected to be a taxable event for contract owners.

Description of the Securities to Be Issued

JHT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series and to approve mergers of series (to the extent consistent with applicable laws and regulations).

The Acquired and Acquiring Funds are separate series or funds of JHT. The shares of JHT may be issued in four classes: Series I, Series II, Series III and NAV shares. Not all JHT Funds are currently authorized to offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Funds has Series I, Series II and NAV shares issued and outstanding. The Acquiring Fund will issue Series I, Series II and NAV shares in connection with the Reorganization. Each such share, when issued, will be fully paid and non-assessable and will have no preemptive rights. Series I, Series II and NAV shares may not be converted into shares of any other class.

The Series I, Series II and NAV shares of the funds are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I and Series II shares (see “Additional Information About the Funds — Rule 12b-1 Fees” below) and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of each fund are borne by its Series I, Series II and NAV shares based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser’s determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, JHT will have received the opinion of Dykema Gossett PLLC to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of the Acquiring Fund’s shares received in the exchange for such assets and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund’s holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization based upon the difference, if any, between their tax basis in such shares of the Acquired Fund and the fair market value of the Acquiring Fund shares received in exchange; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

None of JHT or the Acquired or Acquiring Funds has sought a tax ruling from the Internal Revenue Service (“IRS”), but each is acting in reliance upon the opinion of counsel discussed in the previous paragraph. The opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences of the Reorganization, including with respect to state and local income taxes.

Capital Loss Carry Forward.  As of December 31, 2009, the Acquired Fund had a capital loss carry forward of approximately $214,977,000. As of the Exchange Date, this capital loss carry forward could be greater or less. The amount of the Acquired Fund’s capital loss carry forward, if any, as of the Exchange Date will not be available to the Acquiring Fund to offset its capital gains.

CAPITALIZATION

The following table shows as of June 30, 2010: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization and portfolio transitioning expenses which will be borne by the Acquired Fund. The table does not show the actual numbers of shares of the Acquiring Fund to be issued in connection with the Reorganization which will depend upon the net asset value and number of shares outstanding of the Acquired and Acquiring Funds at the time of the Reorganization.

The table below does not reflect the planned redemptions by the Lifestyle Trusts from the Acquired Fund of approximately $107 million in assets prior to the Reorganization.

			Net Asset
	Share		Value	Shares
Funds	Class	Net Assets	Per Share	Outstanding

(1) Large Cap Value Trust
(Acquired Fund under Proposal 1)	—Series I	$24,919,243	$13.92	1,790,234
	—Series II	$21,158,877	$13.87	1,525,421
	—NAV	$293,516,936	$13.92	21,080,011

Total		$339,595,056		24,395,666

(2) Equity-Income Trust
(Acquiring Fund)	—Series I	$308,015,137	$11.55	26,667,936
	—Series II	$153,779,925	$11.51	13,358,093
	—NAV	$1,283,240,161	$11.52	111,382,221

Total		$1,745,035,223		151,408,250

Reduction in net assets to reflect the estimated expenses of the Reorganization and estimated portfolio transitioning costs, and increase in outstanding shares relative to net asset value upon the Reorganization.	—Series I	$(57,544)	$(0.03)	362,294
	—Series II	$(48,861)	$(0.03)	308,638
	—NAV	$(677,795)	$(0.03)	4,340,053

Total		$(784,200)		5,010,985

(3) Equity-Income Trust
(Acquiring Fund) (pro forma combining (1) and (2))	—Series I	$332,876,836	$11.55	28,820,464
	—Series II	$174,889,941	$11.51	15,192,152
	—NAV	$1,576,079,302	$11.52	136,802,285

Total		$2,083,846,079		180,814,901

ADDITIONAL INFORMATION ABOUT THE FUNDS

Principal Risks of Investing in the Funds

The principal risks of investing in the Acquired and Acquiring Funds which are summarized above are further described below. The risks are described in alphabetical order and not in order of importance. Unless otherwise indicated below or in the fund descriptions above, the Acquired and Acquiring Funds may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active management risk

Funds that are not index funds are actively managed by their subadvisers. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a fund’s investment objective. If the subadvisers’ investment strategies do not perform as expected, the funds could underperform other mutual funds with similar investment objectives or lose money.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an OTC derivatives contract (see “Hedging, derivatives and other strategic transactions risk” below) or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Banks (“FHLBs”), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (“S&P”), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Economic and market events risk

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the

U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Equity securities risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the funds are invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value Investing Risk.  Certain equity securities (generally referred to as “value securities”) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  Certain equity securities (generally referred to as “growth securities”) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest Rate Risk.  Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities commonly referred to as “junk” securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

Investment Grade Fixed-Income Securities in the Lowest Rating Category Risk.  Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities Risk and High Yield Securities Risk.  Lower rated fixed- income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to Principal and Income.  Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility.  The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

Liquidity.  The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadviser’s Own Credit Analysis.  While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities.  Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal.  Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities, markets and currencies without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Hybrid instruments risk

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.

Issuer risk

An issuer of a security purchased by a fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Loan participations risk

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

Additional Information About the Funds’ Investment Policies

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may purchase the following types of securities and use other investment strategies indicated below.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

A fund may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

Subadviser and Portfolio Manager

Set forth below is information about the subadviser and the portfolio manager for the Acquired and Acquiring Funds, including a brief summary of the portfolio manager’s business career over the past five years. The SAI includes additional details about the funds’ portfolio manager, including information about his compensation, accounts he manages other than the funds and his ownership of fund securities.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or increase the subadvisory fee of an affiliated subadviser without shareholder approval.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the subadviser to both the Acquiring Fund and, effective December 31, 2010, the Acquired Fund. T. Rowe Price was founded in 1937 and has its principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2010, T. Rowe Price and its affiliates managed over $439 billion for over ten million individual and institutional investor accounts.

Brian C. Rogers is the portfolio manager for each of the Acquired and Acquiring Funds. He has managed the Acquiring Fund since 1999 and the Acquired Fund since

December 31, 2010. Mr. Rogers is Vice President and Chief Investment Officer at T. Rowe Price which he joined in 1982.

Prior to December 31, 2010, the subadviser to the Acquired Fund was BlackRock Investment Management, LLC.

Rule 12b-1 Fees

JHT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Series I and Series II shares of each of the funds. NAV shares are not subject to Rule 12b-1 fees.

Series I shares of the Acquired and Acquiring Funds are subject to a Rule 12b-1 fee of 0.05% of Series I share average daily net assets, and Series II shares of the Acquired and Acquiring Funds are subject to a Rule 12b-1 fee of 0.25% of Series II share average daily net assets. Subject to approval by the Board, such fees may be increased to a maximum of 0.15% for Series I shares and 0.35% for Series II shares.

Rule 12b-1 fees will be paid to JH Distributors or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class;

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class); and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Compensation of Financial Intermediaries

The funds of JHT, including the Acquired and Acquiring Funds, are not sold directly to the general public but instead are offered as underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The source of funds for these payments to intermediaries may be the fees paid by the funds under their agreements with insurance and related companies for management, distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to insurance and related companies may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of each fund are offered continuously, without sales charge, at a price equal to their net asset value per share (NAV). The distributor is JH Distributors. Shares of each fund are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHT.

Calculation of NAV.  The NAV of the shares of each fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:

(i) days on which changes in the value of such fund’s portfolio securities will not materially affect the current NAV of the shares of the fund,

(ii) days during which no shares of such fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or

(iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each fund’s NAV is computed by:

(i) adding the sum of the value of the securities held by the fund plus any cash or other assets it holds,

(ii) subtracting all its liabilities, and

(iii) dividing the result by the total number of shares of the fund outstanding at such time.

Valuation of Securities.  Securities held by a fund (except debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, fund portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by a fund are valued at NAV. Debt instruments with remaining maturities of 60 days or less are valued at amortized cost.

Generally, trading in (i) foreign securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets,

•	the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities, and

•	the fact that JHT is calculating its NAV for its portfolios when a particular foreign market is closed.

In view of these factors, it is likely that funds investing significant amount of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amount of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the value of the fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If a fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Disruptive Short-Term Trading

Neither of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of the fund (affecting the subadviser’s ability to effectively manage the fund in accordance with its investment objective and policies) and dilute the interest in the fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading, and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment, i.e., Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading and the restrictions on Trading may vary among insurance companies and by insurance product. Investors also should note that the operations of insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target the following types of funds:

1. funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2. funds with significant investments in high yield securities that are infrequently traded; and

3. funds with significant investments in small cap securities.

Market timers also may target funds with other types of investments for frequent trading of shares.

Tax Matters

The following is a summary of some important tax issues that affect JHT and the funds. The summary is based on current tax laws that may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the funds. More information about taxes is located in the JHT SAI under the heading “Additional Information Concerning Taxes.” You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts  JHT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Code and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, neither fund will be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the fund:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts  Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC (Deferred Acquisition Cost) tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

Foreign Investments  When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT  For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the JHT SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The JHT SAI contains a description of JHT’s policies and procedures regarding disclosure of fund portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings”).

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC-registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). The John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the John Hancock Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by the John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

NEW SUBADVISORY AGREEMENT FOR THE
LARGE CAP VALUE TRUST

At its meeting on December 15-17, 2010, the Board, including all of the Independent Trustees, approved a new subadvisory agreement appointing T. Rowe Price as the new subadviser to the Large Cap Value Trust, replacing that fund’s former subadviser, BlackRock. This subadviser change became effective, and the prior subadvisory agreement with BlackRock terminated, as of the close of business on December 31, 2010.

The change in subadviser for the Large Cap Value Trust has not resulted in any reduction in the level and quality of the subadvisory services provided to the fund or in any increase in the advisory or subadvisory fee rates for the fund. As described below, the contractual subadvisory fee rate will remain the same. T. Rowe Price has, however, voluntarily agreed to waive a portion of its fee so that the effective subadvisory fee rate for the fund will not exceed 0.33% (the effective rate for September 2010 under the prior subadvisory agreement was 0.37%). This voluntary waiver may be terminated at any time by T. Rowe Price upon notice to the Adviser.

As described under the Proposal above, shareholders of the Large Cap Value Trust are being asked to approve the Reorganization of that fund into the Equity-Income Trust which is subadvised by T. Rowe Price. As a result of the subadviser change described herein, both of these funds have the same subadviser.

T. Rowe Price serves as subadviser to the Acquired Fund in anticipation of and to facilitate the proposed Reorganization and has informed the Adviser that, if shareholders of the Acquired Fund do not approve the Reorganization or the Reorganization otherwise is not consummated, it may determine not to continue under its current arrangements as subadviser to the Acquired Fund. In this event, the Board will consider other possible courses of action, which may include amending the current subadvisory arrangements with T. Rowe Price or appointing a different subadviser for the Large Cap Value Trust.

For information about the Board’s consideration of the new subadvisory agreement, see “Board Consideration of New Subadvisory Agreement” below.

The new subadvisory agreement with T. Rowe Price is dated December 31, 2010. The prior subadvisory agreement with BlackRock, dated September 30, 2006 and as amended December 1, 2006, was most recently approved by the Board (including a majority of the Independent Trustees) on May 28, 2010 in connection with the Board’s annual review and continuance of such agreements.

T.	Rowe Price

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of September 30, 2010, T. Rowe Price and its affiliates managed over $439 billion for over ten million individual and institutional investor accounts.

T. Rowe Price is the subadviser to the following JHT funds in addition to the Large Cap Value Trust and the Equity-Income Trust: the Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Health Sciences Trust, Mid Value Trust, New Income Trust, Science & Technology Trust and Small Company Value Trust. T. Rowe Price is also the subadviser to the following JHF II funds: the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Large Cap Value Fund, Mid Value Fund, Science & Technology Fund and Small Company Value Fund.

For information about the management of, and funds comparable to the Large Cap Value Trust that are managed by, T. Rowe Price, see Appendix B to this Proxy Statement/Prospectus (“Additional Information About T. Rowe Price”).

New Subadvisory Agreement

Under the new subadvisory agreement with T. Rowe Price, as under the prior subadvisory agreement with BlackRock, the subadviser manages the day-to-day investment and reinvestment of the assets of the Large Cap Value Trust, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the fund consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser.

The terms of the prior subadvisory agreement and the new subadvisory agreement are substantially the same and are described below under “Description of Prior and New Subadvisory Agreements.”

Compensation.  As compensation for their respective services under the new and prior subadvisory agreements, T. Rowe Price is paid, and BlackRock was paid, a subadvisory fee by the Adviser. Under both agreements, the fee, which is accrued daily and paid monthly, is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. This annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. As indicated in the table below, “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more funds of JHF II. Subadvisory fees are paid by the Adviser and not by the fund.

The annual percentage rates of the subadvisory fee for the Large Cap Value Trust are the same under the prior and new subadvisory agreements and are set forth below.

Subadvisory Fees
Prior and New Subadvisory Agreements
(Rates Applied to Aggregate Net Assets) (1)

0.375% of the first $500 million; 0.350% of the next $500 million;
0.325% of the next $500 million; 0.270% of the next $500 million; and
0.250% of the excess over $2 billion.

(1)	Aggregate Net Assets under both the new and prior subadvisory agreements include the net assets of the fund and the net assets of the JHF II Large Cap Value Fund.

(2)	Effective December 31, 2010, T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee so that the effective subadvisory fee rate for the fund will not exceed 0.33% (the effective subadvisory fee rate for September 2010 under the prior subadvisory agreement was 0.37%). This voluntary waiver may be terminated by T. Rowe Price at any time upon notice to the Adviser.

For the fiscal year ended December 31, 2009, the Adviser paid BlackRock under the prior subadvisory agreement a subadvisory fee of $1,167,624 with respect to the Large Cap Value Trust. If the new subadvisory agreement with T. Rowe Price had been in effect for that fiscal year, and without regard to the voluntary fee waiver described in note 2 to the above table, the subadvisory fee paid to T. Rowe Price with respect to the Large Cap Value Trust would have been the same.

As stated above, T. Rowe Price serves as subadviser to the Acquired Fund in anticipation of and to facilitate the proposed Reorganization and has informed the Adviser that, if shareholders of the Acquired Fund do not approve the Reorganization or the Reorganization otherwise is not consummated, it may determine not to continue under its current arrangements as subadviser to the Acquired Fund. In this event, the Board will consider possible courses of action, which may include amending the current subadvisory arrangements with T. Rowe Price or appointing a different subadviser for the Large Cap Value Trust.

Changes in Non-Fundamental Investment Policies

In connection with approving the new subadvisory agreement with T. Rowe Price for the Large Cap Value Trust, the Board also approved changing certain non-fundamental investment policies of the fund to permit T. Rowe Price to manage the fund in a style more consistent with its management of the Equity-Income Trust (the Acquiring Fund under the Proposal). The amended investment policies are set forth above under the Proposal. The prior investment policies are set forth below:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index. The fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The fund will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

In selecting securities for the fund, the subadviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The subadviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the fund.

After the initial screening, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the fund will not hold all the stocks in the Russell 1000 Value Index and because the fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an “index” fund.

In seeking to outperform the fund’s benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

•	Relative price-to-earnings and price-to-book ratios;

•	Stability and quality of earnings;

•	Earnings momentum and growth;

•	Weighted median market capitalization of the fund;

•	Allocation among the economic sectors of the fund as compared to the benchmark index; and

•	Weighted individual stocks within the applicable index.

The fund may also invest in securities of foreign issuers that are represented by American Depositary Receipts (ADRs). The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The fund may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the fund may invest.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT

At its meeting on December 15-17, 2010, the Board, including all of the Independent Trustees, approved the subadvisory agreement appointing T. Rowe Price as the new subadviser to the Large Cap Value Trust, replacing Blackrock.

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT’s subadvisory arrangements, including consideration of the factors listed below. The Board also may consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent

Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1. the nature, extent and quality of the services to be provided by the subadviser to the fund;

2. the investment performance of the fund and its subadviser;

3. the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with JHT; and

5. comparative services rendered and comparative subadvisory fee rates.

With respect to its evaluation of subadvisory agreements with entities that are not affiliated with the Adviser, the Board believes that, in view of JHT’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with JHT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of JHT, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination and with reference to the factors that it considers, the Board reviews:

1. information relating to the subadviser’s business, including current subadvisory services to JHT (and other funds in the John Hancock family of funds);

2. the performance of the fund and the performance of other JHT funds (and other funds in the John Hancock family of funds) that are managed by the subadviser, through September 30, 2010;

3. the subadvisory fee for the fund, including any breakpoints; and

4. information relating to the nature and scope of Material Relationships and their significance to the Adviser and the subadviser.

Particular considerations of the Board at the December 15-17, 2010 meeting in approving the new subadvisory agreement with T. Rowe Price for the Large Cap Value Trust included the following:

1. T. Rowe Price has demonstrated skills as a manager, is currently the subadviser to multiple funds of JHT and JHF II and may be expected to provide a high quality of investment management services and personnel to the Large Cap Value Trust.

2. The Equity-Income Trust, which is managed by T. Rowe Price in a style similar to that of the Large Cap Value Trust, has outperformed the Large Cap Value Trust for the one-, three- and five-year periods, and has outperformed its benchmark index for the three-, five- and ten-year periods (but not the one-year period), ended September 30, 2010.

3. The subadvisory fees for the Large Cap Value Trust are paid by the Adviser, not the fund, and approval of the new subadvisory agreement will not result in any change in the advisory fees for the fund.

4. Although the subadvisory fee rates under the new subadvisory agreement are the same as the rates under the prior subadvisory agreement, T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee so that the effective subadvisory fee rate for the Large Cap Value Trust will not exceed 0.33% (the effective subadvisory fee rate for September 2010 under the prior subadvisory agreement was 0.37%). In addition, the subadvisory fee rates with respect to the Large Cap Value Trust under the new subadvisory agreement are the product of arm’s-length negotiation between the Adviser and T. Rowe Price and within industry norms.

DESCRIPTION OF PRIOR AND NEW SUBADVISORY AGREEMENTS

The terms of the prior subadvisory agreement with BlackRock and the new subadvisory agreement with T. Rowe Price, are substantially the same and are described below. For convenience, the agreements are generally, collectively referred to as the “subadvisory agreement” and the subadvisers as the “subadviser.” Certain differences among the agreements are noted below.

Duties of the Subadviser.  The subadviser manages the investment and reinvestment of the assets of the fund, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the fund consistent with its investment objective and policies. The subadvisers implements such program by purchases and sales of securities and regularly report thereon to the Board and the Adviser. At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the fund.

Brokerage Transactions.  The subadviser selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers, and negotiates brokerage commissions if applicable. The subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the subadviser’s overall responsibilities with respect to accounts managed by the subadviser.

The prior subadvisory agreement with BlackRock, but not the new subadvisory agreement with T. Rowe Price, expressly authorized the subadviser to select affiliated broker-dealers.

Books and Records.  The subadviser maintains all accounts, books and record with respect to the fund as are required of an investment adviser of a registered investment company under the 1940 Act and the Advisers Act.

Proxy Voting.  The subadviser will vote proxies relating to the fund’s investments in accordance with JHT’s proxy voting policies and procedures.

Although T. Rowe Price will vote proxies relating to the fund’s investments, this provision is not expressly included in the new subadvisory agreement with T. Rowe Price.

Term.  The subadvisory agreement initially continues in effect for a period of no more than two years from the date of its execution and thereafter only if such continuance is specifically approved at least annually either (a) by the Board or (b) by the vote of a majority of the outstanding voting securities of the fund. In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees.

Any required shareholder approval of any continuance of the subadvisory agreement is effective with respect to the fund if a majority of the outstanding voting securities of the fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the agreement or (b) all of the JHT funds.

If the outstanding voting securities of the fund fail to approve any continuance of a subadvisory agreement for the fund, the subadviser will continue to act as subadviser with respect to the fund pending the required approval of the continuance of the agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.

Termination.  The subadvisory agreement provides that it may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the agreement and, as applicable, to JHT. The following parties or others may terminate the agreement:

•	the Board;

•	the holders of a majority of the outstanding voting securities of the Fund;

•	the Adviser; and

•	the subadviser.

The subadvisory agreement automatically terminates in the event of its assignment.

Amendments.  The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by of a majority of the Independent Trustees of JHT. Any required shareholder approval of any amendment will be effective with respect to the fund if a majority of the outstanding voting securities of the fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other JHT fund affected by the amendment or (b) all of the JHT funds.

Pursuant to an order from the SEC, the Adviser may enter into subadvisory agreements appointing subadvisers that are not affiliates of the Adviser and may change the terms of these subadvisory agreements (including subadvisory fees) without shareholder approval. JHT is therefore able to engage non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders.

Liability of Subadviser.  Neither the subadviser nor any of its officers, directors or employees will be liable to the Adviser or JHT for any loss suffered by the Adviser or JHT resulting from any act or omission, error of judgment or mistake of law as subadviser to the fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser.

The new subadvisory agreement with T. Rowe Price limits the liability of the subadviser and its employees (it does not refer to officers and directors) and omits reference to any “act or omission.”

Consultation with Subadvisers to the Funds.  Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadviser from consulting with the following entities concerning transactions for the fund in securities or other assets: (a) other subadvisers to the fund, (b) subadvisers to other JHT funds, and (c) subadvisers to funds under common control with the fund.

Confidentiality of Portfolio Holdings.  The subadviser is required to treat JHT fund portfolio holdings as confidential and to prohibit its employees from trading on such confidential information.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHT

JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHT that operate as funds of funds and invest in other JHT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), John Hancock Life Insurance Company of New York (“John Hancock NY”) (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares generally are deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHT but rather with the subadviser to each Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of John Hancock USA and John Hancock NY is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of Manulife is MFC, the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The number of votes eligible to be cast at the Meeting or outstanding with respect to each fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHT at 601 Congress Street, Boston, Massachusetts 02210; (ii) signing and returning a new proxy, in each case if received by JHT by April 14, 2011; or (iii) attending the Meeting and voting the shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposal.

Quorum; Definition of a Majority of Outstanding Voting Securities.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I, Series II and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions.  Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.  The costs of the preparation of these proxy materials and their distribution will be borne by the Acquired Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHT, the Adviser or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

Fund Voting.  Shares of the Acquired Fund will vote in the aggregate and not by class of shares, with respect to the Proposal.

Solicitation of Proxies and Voting Instructions

JHT is soliciting proxies from the shareholders of the Acquired Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts which are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Fund to be voted at the Meeting and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Fund held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Fund held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHT will vote shares of the Acquired Fund held by a Fund of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in the Acquired Fund. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Acquired Fund

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and NAV shares of the Acquired Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

	Share	Number of	Percentage of Shares held by
Acquired Fund	Class	Eligible Votes	JH USA	JH NY	Funds of Funds*

Large Cap Value Trust	Series I	1,708,806	95.94%	4.06%	0.00%
	Series II	1,552,627	82.07%	17.93%	0.00%
	NAV	7,849,476	23.22%	0.35%	76.43%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of the Acquired Fund.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Acquired Fund.

Acquiring Fund

As of the Record Date, the number of shares outstanding with respect to the Series I, Series II and NAV shares of the Acquiring Fund, and the percentage ownership thereof by each of John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

		Number of
	Share	Outstanding	Percentage of Shares held by
Acquiring Fund	Class	Shares	JH USA	JH NY	Funds of Funds*

Equity-Income Trust	Series I	24,722,397	91.59%	8.41%	0.00%
	Series II	12,826,284	86.33%	13.67%	0.00%
	NAV	103,863,486	25.77%	0.08%	74.15%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of the Acquiring Fund.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Acquiring Fund.

FINANCIAL STATEMENTS

The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2009 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The unaudited financial statements of JHT included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010 have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The financial highlights of the Acquired and Acquiring Funds as of June 30, 2010 are included in Appendix C to this Proxy Statement/Prospectus.

JHT will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2009 and its Semi-Annual Report for the six-month period ended June 30, 2010, as well copies of its Prospectus and Statement of Additional Information, each dated May 3, 2010, as supplemented, to any shareholder or contract owner upon request. JHT’s Annual Report for the fiscal year ended December 31, 2010 was mailed to shareholders on or about March 1, 2011. To obtain a report or other document, please contact JHT by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Charles Rizzo, or by calling the appropriate toll free number listed below:

— For John Hancock USA and John Hancock NY variable annuity contracts:	(800	) 344-1029
— For John Hancock USA variable life contracts:	(800	) 827-4546
— For John Hancock NY variable life contracts:	(888	) 267-7784

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHT must be received by JHT a reasonable time before JHT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

March 7, 2011
Boston, Massachusetts

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this 17th day of December, 2010, by John Hancock Trust (“JHT”), a Massachusetts business trust, on behalf of the Large Cap Value Trust (the “Acquired Fund”) and the Equity-Income Trust (the “Acquiring Fund”), each of which is a separate series or portfolio of JHT, and, for purposes of Section 9 of the Plan only, by John Hancock Investment Management Services, LLC (“JHIMS”), the investment adviser to JHT.

WHEREAS, JHT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I, Series II and NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the “Reorganization”); and

WHEREAS, the Board of Trustees of JHT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1.	Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHT on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV shares of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II and

NAV shares of capital stock, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii) JHIMS has advised JHT that in connection with the Reorganization, and prior to the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), the Lifestyle Trusts of JHT are expected to redeem from the Acquired Fund approximately $107 million of the current investments of the Lifestyle Trusts in the Acquired Fund, representing as of December 15, 2010, approximately 36% of the net assets of the Acquired Fund.

(iii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II and NAV shares of the Acquired Fund, will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

(iv) As soon as practicable after the Effective Time of the Reorganization, JHT shall take all the necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) (the “Effective Time of the Reorganization”) on the April 29, 2011 or such other date as any one or more of the officers of JHT, without further action of the Board of Trustees of JHT, may determine (the “Exchange Date”).

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

(iii) In the event that on the proposed Exchange Date (A) the NYSE shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series  I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information.

(ii) The number of Series I, Series II and NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.	Representations and Warranties of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 3, 2010, as supplemented, and the current statement of additional information of JHT dated May 3, 2010, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquiring Fund for: (i) the fiscal year ended December 31, 2009, which have been audited by the independent registered public accounting firm retained by JHT; and (ii) the six-month period ended June 30, 2010, in each case fairly present the financial position of the Acquiring Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization.  The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHT could, under certain circumstances, be held personally liable for the obligations of such series).

(g) Authority Relative to this Plan.  JHT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities.  There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to June 30, 2010 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change.  Since June 30, 2010, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquiring Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts.  No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHT is subject.

(l) Taxes.  All federal and other income tax returns of the Acquiring Fund required to be filed by JHT have been filed for all taxable years to and including December 31, 2009, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.	Representations and Warranties of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 3, 2010, as supplemented, and the current statement of additional information of JHT dated May 3, 2010, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHT could, under certain circumstances, be held personally liable for the obligations of such series). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquired Fund for: (i) the fiscal year ended December 31, 2009, which have been audited by the independent registered public accounting firm retained by JHT; and (ii) the six-month period ended June 30,2010, in each case fairly present the financial position of the Acquired Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f) Authority Relative to this Plan.  JHT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities.  There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to June 30, 2010 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change.  Since June 30, 2010, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquired Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts.  JHT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes.  All federal and other income tax returns of the Acquired Fund required to be filed by JHT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2009, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.	Covenants of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund covenants as follows:

(a) Registration Statement.  On behalf of the Acquiring Fund, JHT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”) and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) included in the Registration Statement, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.	Covenants of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund covenants as follows:

(a) Meeting of the Acquired Fund’s Shareholders.  JHT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities.  With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the

Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement.  In connection with the preparation of the Registration Statement, JHT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits.  As promptly as practicable, but in any case within 60 days after the Exchange Date, JHT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6.	Conditions Precedent to Obligations of JHT on Behalf of the Acquired Fund

The obligations of JHT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations.  With respect to the Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since June 30, 2010.

(c) Regulatory Approval.  The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinion.  JHT shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired and Acquiring Funds (the “Tax Opinion”). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHT will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of the Acquiring Fund’s shares received in the exchange for such assets and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund’s holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization based upon the difference, if any, between their tax basis in such shares of the Acquired Fund and the fair market value of the Acquiring Fund shares received in exchange; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

(e) Financial Statements.  The Financial Statements of JHT for the fiscal year ended December 31, 2010 shall have been audited by the independent registered public accounting firm retained by JHT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHT on behalf of the Acquiring Fund set forth in Sections 2(e) and (h) of this Plan shall be true and correct as to the financial statements referred to in the first sentence of this Section 6(e); and (ii) the representation and warranty set forth in the first sentence of Section 2(l) of this Plan are true and correct as to all taxable years to and including December 31, 2010.

7.	Conditions Precedent to Obligations of JHT on Behalf of the Acquiring Fund

The obligations of JHT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations.  With respect to the Acquired Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since June 30, 2010.

(c) Portfolio Securities.  All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval.  The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains.  JHT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinion.  JHT shall have received the Tax Opinion.

(g) Financial Statements.  The Financial Statements of JHT for the fiscal year ended December 31, 2010 shall have been audited by the independent registered public accounting firm retained by JHT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan shall be true and correct as to the financial statements referred to in the first sentence of this Section 6(e); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2010.

8.	Amendments; Terminations; no Survival of Covenants, Warranties and Representations

(a) Amendments.  JHT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval no amendment shall be made which would have a material adverse effect on the rights of the shareholders or contract owners of the Acquired Fund. Notwithstanding the foregoing, this Agreement may be deemed to be amended as provided in Section 12 hereof.

(b) Waivers.  At any time prior to the Effective Time of the Reorganization, JHT, on behalf of either or both of the Acquired and Acquiring Funds, may by a written instrument signed by one or more of its officers (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(a) and 6(c) and 7(a) and 7(d) may not be waived.

(c) Termination.  This Plan may be terminated by JHT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

(d) Unless JHT shall otherwise determine by a written instrument signed by one or more of its officers, this Plan shall terminate without liability as of the close of business on December 31, 2011 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival.  No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.	Expenses

The expenses of the Reorganization will be borne by the Acquired Fund. If the Reorganization is not consummated, the expenses of the Reorganization as to each Fund will be paid by JHIMS. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10.	Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Fund, the Acquiring Fund and JHT notwithstanding any investigation made by such party or on its behalf.

11.	Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHT must look solely to JHT’s property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No series of JHT shall be liable for claims against any other series of JHT.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK TRUST,
on behalf of the Large Cap Value Trust

BY:
Name:
Title:

JOHN HANCOCK TRUST,
on behalf of the Equity-Income Trust

BY:
Name:
Title:

For purposes of Sections 1(a)(ii) and 9 of this Agreement only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY:
Name:
Title:

Appendix B

ADDITIONAL INFORMATION ABOUT T. ROWE PRICE

This Appendix provides additional information about T. Rowe Price as the new subadviser to the Large Cap Value Trust effective as of the close of business on December 31, 2010.

Management of T. Rowe Price.  The names and principal occupations of the principal executive officers and directors of T. Rowe Price are set forth below. The business address of each such person is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Position with T. Rowe Price and Principal Occupation

James A. C. Kennedy	President and Director of T. Rowe Price; Chief Executive Officer, Director and President of Price Group; and Director of T. Rowe Price International, Inc. (“TRPI”) and T. Rowe Price Global Investment Services (“Global Investment Services”).

Brian C. Rogers	Chief Investment Officer and Director of T. Rowe Price; and Chairman of the Board, Chief Investment Officer, Director and Vice President of Price Group.

Kenneth V. Moreland	Chief Financial Officer of T. Rowe Price and Price Group.

John R. Gilner	Chief Compliance Officer of T. Rowe Price; Chief Compliance Officer of T. Rowe Price Advisory Services, Inc. and T. Rowe Price (Canada), Inc.; and Vice President of Price Group and T. Rowe Price Investment Services, Inc.

Edward C. Bernard	Director of T. Rowe Price; Vice Chairman of the Board of Price Group; Director and President of T. Rowe Price Advisory Services, Inc. and T. Rowe Price (Canada), Inc.; Director of TRPI; Director and Vice President of T. Rowe Price Investment Services, Inc.; and Chairman of the Board of Directors of Global Investment Services.

William J. Stromberg	Director and Vice President of T. Rowe Price; Vice President of Price Group, T. Rowe Price (Canada), Inc. and T. Rowe Price Trust Company.

Other Investment Companies Managed by T. Rowe Price.  T. Rowe Price currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Large Cap Value Trust. The table below also states the approximate size of each such fund as of June 30, 2010 and the current advisory or subadvisory fee rate(s) for each fund as a percentage of average daily net assets.

	Net Assets	Advisory/Subadvisory Fee Rate
Name of Fund	as of 6/30/10	(including any fee waivers)

T. Rowe Price Funds, Inc.: T. Rowe Price Equity Income Fund	$16,407,992,917	.25% on assets up to $15 billion; .21% on assets above $15 billion (individual fee)
.30% (group fee)
.55% management fee

T. Rowe Price Equity Series, Inc.: T. Rowe Price Equity Income Portfolio	$1,267,907,771	.85% (Covers both investment management and operating expenses)

ING Investors Trust ING T. Rowe Price Equity Income Portfolio	$1,219,618,190*	.40% on first $250 million;
.375% on next $250 million;
.35% on assets above $500 million
.35% on all assets once assets exceed $1 billion
.325% on assets above $1 billion (1) (4)

John Hancock Funds II Equity-Income Fund	$834,453,657*	.375% of average daily net assets up to $1 billion; Reset to .350% of average daily net assets when assets reach $1 billion; .325% of average daily net assets above $1 billion (1)

John Hancock Trust Equity-Income Trust	$1,743,823,895*	.375% of average daily net assets up to $1 billion; Reset to .350% of average daily net assets when assets reach $1 billion; .325% of average daily net assets above $1 billion (1)

Maxim Series Fund, Inc. Maxim T. Rowe Price Equity/Income Portfolio	$557,835,046*	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million

MML Series Investment Fund MML Equity Income Fund	$480,820,570*	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million (1) (3)

	Net Assets	Advisory/Subadvisory Fee Rate
Name of Fund	as of 6/30/10	(including any fee waivers)

Northwestern Mutual Series Fund, Inc. T. Rowe Price Equity Income Portfolio	$200,904,878*	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million

SunAmerica — Seasons Series Trust Large-Cap Value Portfolio	$92,552,951*	.50% on first $40 million; .40% on assets over $40 million

TD Mutual Funds TD U.S. Large-Cap Value Fund (Canadian Fund)	$565,646,891*	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million (1)

The Vantagepoint Funds Equity Income Fund	$480,072,099*	.40% on first $250 million; .375% of next $250 million; .35% on assets above $500 million (2)

*	Please note that the net asset figures for subadvised funds are based on internal T. Rowe Price market value records.

(1)	T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 10% of the total subadvisory fees paid.

(2)	T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 5% of the total subadvisory fees paid.

(3)	Assets of the Portfolio are aggregated with assets of the adviser’s other similarly managed T. Rowe Price sub-advised portfolios.

(4)	Assets of the Portfolio are aggregated with assets of the adviser’s other similarly managed T. Rowe Price sub-advised portfolios for purposes of calculating the fee waiver discount.

Appendix C

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired Fund and the Acquiring Fund are intended to help investors understand the financial performance of each fund for the past five years (or since inception in the case of a fund in operation for less than five years) and for the six-month period ended June 30, 2010. Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2009 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above. Information for the six-month period ended June 30, 2010 has not been audited.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

LARGE CAP VALUE TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Series I								Series II								Series NAV
Period Ended	06-30-2010[1]	12-31-2009		12-31-2008	12-31-2007	12-31-2006	12-31-2005		06-30-2010[1]	12-31-2009		12-31-2008	12-31-2007	12-31-2006	12-31-2005		06-30-2010[1]	12-31-2009		12-31-2008	12-31-2007	12-31-2006	12-31-2005[11]
Income (loss) from Investment Operations
Net asset value, beginning of period ($)	15.30	14.05		22.37	23.07	21.70	18.79		15.26	14.02		22.29	22.96	21.60	18.74		15.30	14.05		22.38	23.09	21.71	19.80
Net investment income (loss) ($)	0.09 [2]	0.20	[2]	0.22 [2]	0.21 [2]	0.20 [2]	0.10	[2]	0.07 [2]	0.17	[2]	0.18 [2]	0.16 [2]	0.11 [2]	0.08	[2]	0.09 [2]	0.20	[2]	0.23 [2]	0.22 [2]	0.19 [2]	0.10	[2]
Net realized and unrealized gain (loss) on investments ($)	(1.47)	1.28		(8.25)	0.79	3.08	2.81		(1.46)	1.27		(8.20)	0.80	3.12	2.78		(1.47)	1.29		(8.25)	0.80	3.11	1.81
Total from investment operations ($)	(1.38)	1.48		(8.03)	1.00	3.28	2.91		(1.39)	1.44		(8.02)	0.96	3.23	2.86		(1.38)	1.49		(8.02)	1.02	3.30	1.91
Less Distributions
From net investment income ($)	—	(0.23)		(0.29)	(0.23)	(0.10)	—		—	(0.20)		(0.25)	(0.16)	(0.06)	—		—	(0.24)		(0.31)	(0.26)	(0.11)	—
From net realized gain ($)	—	—		—	(1.47)	(1.81)	—		—	—		—	(1.47)	(1.81)	—		—	—		—	(1.47)	(1.81)	—
From capital paid-in ($)	—	—		—	—	—	—		—	—		—	—	—	—		—	—		—	—	—	—
Total distributions ($)	—	(0.23)		(0.29)	(1.70)	(1.91)	—		—	(0.20)		(0.25)	(1.63)	(1.87)	—		—	(0.24)		(0.31)	(1.73)	(1.92)	—
Net asset value, end of period ($)	13.92	15.30		14.05	22.37	23.07	21.70		13.87	15.26		14.02	22.29	22.96	21.60		13.92	15.30		14.05	22.38	23.09	21.71
Total return (%)	(9.02)[3,4,5]	10.64	[4,5]	(35.91)[4,5]	4.38 [4,5,9]	15.93 [4,5]	15.49	[4]	(9.11)[3,4,5]	10.36	[4,5]	(36.02)[4,5]	4.18 [4,5,9]	15.75 [4,5]	15.26	[4]	(9.02)[3,4,5]	10.70	[4,5]	(35.89)[4,5]	4.45 [4,5,9]	16.03 [4,5]	9.65	[3,4]

LARGE CAP VALUE TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (CONTINUED)

	Series I											Series II											Series NAV
Period Ended	06-30-2010[1]		12-31-2009		12-31-2008		12-31-2007		12-31-2006		12-31-2005	06-30-2010[1]		12-31-2009		12-31-2008		12-31-2007		12-31-2006		12-31-2005	06-30-2010[1]		12-31-2009		12-31-2008		12-31-2007		12-31-2006		12-31-2005[11]
Ratios and Supplemental Data
Ratios to Average Net Assets
Expenses before reductions and amounts recaptured (%)	0.90	[6,7]	0.90	[7]	0.91	[7]	0.90	[7]	0.96	[7]	0.97	1.10	[6,7]	1.10	[7]	1.11	[7]	1.10	[7]	1.14	[7]	1.18	0.85	[6,7]	0.85	[7]	0.86	[7]	0.85	[7]	0.89	[7]	0.91	[6]
Expenses including reductions and amounts recaptured (%)	0.90	[6]	0.90		0.90		0.90		0.96		0.97	1.10	[6]	1.10		1.10		1.10		1.14		1.18	0.85	[6]	0.85		0.85		0.85		0.89		0.91	[6]
Net investment income (loss) (%)	1.11	[6]	1.45		1.15		0.87		0.90		0.50	0.92	[6]	1.23		0.97		0.68		0.52		0.39	1.16	[6]	1.46		1.22		0.93		0.86		0.56	[6]
Net assets, end of period (in millions)	25		31		37		75		87		10	21		24		24		48		63		90	294		319		242		506		386		146
Portfolio turnover (%)	85		162	[8]	107		67		61	[10]	105	85		162	[8]	107		67		61	[10]	105	85		162	[8]	107		67		61	[10]	105

1.	Unaudited.
2.	Based on the average daily shares outstanding.
3.	Not annualized.
4.	Assumes dividend reinvestment (if applicable).
5.	Total returns would have been lower had certain expenses not been reduced during the periods shown.
6.	Annualized.
7.	Does not take into consideration expense reductions during the periods shown.
8.	The portfolio turnover rate for the year ended December 31, 2009 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.
9.	Payments from affiliates increased the end of period net asset value per share by the following amounts: $0.01, $0.01 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payments from affiliates were 4.33%, 4.14% and 4.40% for Series I, Series II and Series NAV, respectively.
10.	Excludes merger activity.
11.	The inception date for Series NAV shares is 2-28-05.

EQUITY-INCOME TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Series I							Series II							Series NAV
Period Ended	06-30-2010[1]	12-31-2009		12-31-2008	12-31-2007	12-31-2006	12-31-2005	06-30-2010[1]	12-31-2009		12-31-2008	12-31-2007	12-31-2006	12-31-2005	06-30-2010[1]	12-31-2009		12-31-2008	12-31-2007	12-31-2006	12-31-2005[12]
Income (loss) from Investment Operations
Net asset value, beginning of period ($)	12.27	9.96		16.47	18.52	16.87	17.04	12.24	9.93		16.42	18.44	16.81	16.96	12.23	9.93		16.43	18.49	16.85	17.11
Net investment income (loss) ($)	0.10 [2]	0.22	[2]	0.34 [2]	0.32 [2]	0.27 [2]	0.25 [2]	0.09 [2]	0.20	[2]	0.32 [2]	0.28 [2]	0.24 [2]	0.22 [2]	0.10 [2]	0.22	[2]	0.35 [2]	0.33 [2]	0.28 [2]	0.23 [2]
Net realized and unrealized gain (loss) on investments ($)	(0.82)	2.32		(6.14)	0.28	2.75	0.38	(0.82)	2.32		(6.14)	0.29	2.73	0.38	(0.81)	2.32		(6.13)	0.28	2.74	0.34
Total from investment operations ($)	(0.72)	2.54		(5.80)	0.60	3.02	0.63	(0.73)	2.52		(5.82)	0.57	2.97	0.60	(0.71)	2.54		(5.78)	0.61	3.02	0.57
Less Distributions
From net investment income ($)	—	(0.23)		(0.35)	(0.54)	(0.27)	(0.21)	—	(0.21)		(0.31)	(0.48)	(0.24)	(0.16)	—	(0.24)		(0.36)	(0.56)	(0.28)	(0.24)
From net realized gain ($)	—	—		(0.36)	(2.11)	(1.10)	(0.59)	—	—		(0.36)	(2.11)	(1.10)	(0.59)	—	—		(0.36)	(2.11)	(1.10)	(0.59)
From capital paid-in ($)	—	—		—	—	—	—	—	—		—	—	—	—	—	—		—	—	—	—
Total distributions ($)	—	(0.23)		(0.71)	(2.65)	(1.37)	(0.80)	—	(0.21)		(0.67)	(2.59)	(1.34)	(0.75)	—	(0.24)		(0.72)	(2.67)	(1.38)	(0.83)
Net asset value, end of period ($)	11.55	12.27		9.96	16.47	18.52	16.87	11.51	12.24		9.93	16.42	18.44	16.81	11.52	12.23		9.93	16.43	18.49	16.85
Total return (%)	(5.87)[3,4,5]	25.72	[3,4]	(35.96)[3,4]	3.35 [3,4,10]	19.02 [3,4,11]	3.92 [3,4]	(5.96)[3,4,5]	25.54	[3,4]	(36.16)[3,4]	3.16 [3,4,10]	18.76 [3,4,11]	3.72 [3,4]	(5.81)[3,4,5]	25.75	[3,4]	(35.94)[3,4]	3.39 [3,4,10]	19.05 [3,4,11]	3.57 [3,4,5]

EQUITY-INCOME TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (CONTINUED)

	Series I												Series II												Series NAV
Period Ended	06-30-2010[1]		12-31-2009		12-31-2008		12-31-2007		12-31-2006		12-31-2005		06-30-2010[1]		12-31-2009		12-31-2008		12-31-2007		12-31-2006		12-31-2005		06-30-2010[1]		12-31-2009		12-31-2008		12-31-2007		12-31-2006		12-31-2005[12]
Ratios and Supplemental Data
Ratios to Average Net Assets
Expenses before reductions and amounts recaptured (%)	0.88	[6,7]	0.90	[7]	0.91	[7]	0.89	[7]	0.89	[7]	0.91	[7]	1.08	[7,6]	1.10	[7]	1.11	[7]	1.09	[7]	1.09	[7]	1.11	[7]	0.83	[6,7]	0.85	[7]	0.86	[7]	0.84	[7]	0.84	[7]	0.86	[6,7]
Expenses including reductions and amounts recaptured (%)	0.85		0.86		0.87		0.86		0.87		0.89		1.05		1.06		1.07		1.06		1.07		1.08		0.80		0.81		0.82		0.81		0.82		0.83	[6]
Net investment income (loss) (%)	1.58		2.17		2.48		1.73		1.50		1.53		1.38		1.96		2.30		1.54		1.40		1.35		1.63		2.13		2.55		1.79		1.65		1.64	[6]
Net assets, end of period (in millions)	308		352		344		694		830		846		154		172		147		278		320		304		1,283		1,390		808		1,431		1,290		1,189
Portfolio turnover (%)	6		17	[8,9]	32		25		16		48	[8]	6		17	[8,9]	32		25		16		48	[8]	6		17	[8,9]	32		25		16		48	[8]

1.	Unaudited.
2.	Based on the average daily shares outstanding.
3.	Assumes dividend reinvestment (if applicable).
4.	Total returns would have been lower had certain expenses not been reduced during the periods shown.
5.	Not annualized.
6.	Annualized.
7.	Does not take into consideration expense reductions during the periods shown.
8.	Excludes merger activity.
9.	The portfolio turnover rate for the year ended December 31, 2009 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.
10.	Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: Less than $0.005 per share for Series I and Series NAV and $0.01 for Series II. The total returns excluding the payment from affiliates was 3.35%, 3.10% and 3.39% for Series I, Series II and Series NAV, respectively.
11.	An affiliate of the Portfolio made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.
12.	The inception date for Series NAV shares is 2-28-05.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	VOTE BY PHONE • Read the Proxy Statement/Prospectus and the Voting Instructions Form. • Call toll-free 1-888-221-0697. • Follow the recorded instructions. • Do not return this paper ballot.	VOTE ON THE INTERNET • Read the Proxy Statement/Prospectus and the Voting Instructions Form. • Log on to www.proxyweb.com. • Follow the on-line directions provided. • Do not return this paper ballot.
VOTE BY MAIL
•  Read the Proxy Statement/Prospectus
and the Voting Instructions Form.
•  Please mark, sign and date your Voting
Instructions Form.
•  Return promptly in the postage-paid
envelope provided.

999 999 999 999 99	ç
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

FUND NAME PRINTS HERE	VOTING INSTRUCTIONS FORM
FUND NAME PRINTS HERE
The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, April 15, 2011, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be “FOR” such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of February 16, 2011. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope. VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 14, 2011 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 15, 2011.
THESE VOTINIG INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

ê	PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Date: , 2011

Signature(s), Title(s), if applicable	(Please sign in box)

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, Indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

ê	LCV-VIC-VOD
ê

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.
These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN

Proposal	Approval of Agreement and Plan of Reorganization providing for the reorganization of the Large Cap Value Trust into the Equity-Income Trust.	☐	☐	☐

Any other business that may properly come before the Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE
LCV-VIC-VOD            ê
ê

JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805
STATEMENT OF ADDITIONAL INFORMATION
Dated: March 7, 2011
     This Statement of Additional Information is available to the shareholders of the Large Cap Value Trust (the “Acquired Fund”), one of the separate series or funds of John Hancock Trust (“JHT”), in connection with the proposed reorganization of the Acquired Fund into the Equity-Income Trust (the “Acquiring Fund”), another separate fund of JHT (the “Reorganization”).
     This Statement of Additional Information is not a prospectus but should be read in conjunction with JHT’s Proxy Statement/Prospectus dated March 7, 2011 for the Special Meeting of Shareholders of the Acquired Fund to be held on April 15, 2011. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHT at the address above or by calling the following toll free telephone number: (800) 344-1029.

Statement of Additional Information of JHT dated May 3, 2010 (including Supplements dated June 3, 2010 and June 28, 2010).
Audited Financial Statements of JHT for the fiscal year ended December 31, 2009, relating to the Acquired Fund and the Acquiring Fund.
Unaudited Financial Statements of JHT for the six-month period ended June 30, 2010, relating to the Acquired Fund and the Acquiring Fund.
Pro Forma Financial Information for the reorganization of the Acquired Fund into the Acquiring Fund.
INFORMATION INCORPORATED BY REFERENCE
          This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-4146):
1.	The Statement of Additional Information of JHT dated May 3, 2010 and Supplements thereto dated June 3, 2010 and June 28, 2010 are incorporated by reference to the filings thereof with the SEC pursuant to Rule 485 or Rule 497 under the Securities Act of 1933 on, respectively, May 3, 2010, June 3, 2010 and June 28, 2010.
2.	The Audited Financial Statements of JHT for the fiscal year ended December 31, 2009, relating to the Acquired Fund and the Acquiring Fund, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHT’s Annual Report to Shareholders dated December 31, 2009 filed with the SEC on Form N-CSR on March 9, 2010, insofar as such financial statements and report relate to the Acquired Fund and the Acquiring Fund.
3.	The Unaudited Financial Statements of JHT for the six-month period ended June 30, 2010, relating to the Acquired Fund and the Acquiring Fund, are incorporated by reference to JHT’s Semi-Annual Report to Shareholders dated June 30, 2010 filed with the SEC on Form N-CSR on September 2, 2010, insofar as such financial statements relate to the Acquired Fund and the Acquiring Fund.

PRO FORMA FINANCIAL INFORMATION
Combination of Large Cap Value Trust into Equity-Income Trust
          The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of John Hancock Trust Large Cap Value Trust and John Hancock Trust Equity-Income Trust dated December 31, 2009 and June 30, 2010, respectively, all of which are on file with the SEC and are available at no charge.
          The unaudited pro forma information set forth below for the period ended June 30, 2010 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust Large Cap Value Trust, or Acquired Fund, into the John Hancock Trust Equity-Income Trust, or Acquiring Fund, (collectively, the “Funds”) had been consummated at June 30, 2009. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC (“JHIMS”). Both the Acquired Fund and the Acquiring Fund are sub-advised by T. Rowe Price Associates, Inc.
          The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund’s Investment Management fees are as follows; 0.825% of the first $500 million of net assets; 0.800% of the next $500 million of net assets; 0.775% of the next $500 million; 0.720% of the next $500 million; and 0.700% of the excess over $2 billion. The Acquiring Fund’s Investment Management fees are as follows; 0.825% of the first $1 billion of net assets; and 0.775% of the excess over $1 billion.
          As of June 30, 2010, the net assets of: (i) the Acquired Fund were $339,595,056 and (ii) the Acquiring Fund were $1,745,035,223. The net assets of the combined fund as of June 30, 2010 would have been $2,083,846,079 reflecting a reduction of $784,200 due to estimated reorganization and portfolio transitioning costs. The estimated expenses of the Reorganization are $139,500, and the estimated portfolio transitioning costs are $644,700. These expenses and costs will be borne by the Acquired Fund.
          On a pro forma basis for the year ended June 30, 2010, the proposed reorganization would result in a $157,943 decrease in the management fees charged, and a decrease in other operating expenses (including custody fees and audit fees) of $17,096 on a pro forma basis for the year ended June 30, 2010, resulting in a less than $0.01 per share expense decrease.
          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.
          Securities held by the Acquired Fund will have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.
          The merger is not expected to qualify as a tax-free reorganization for federal income tax purposes, the transaction is not expected to be a taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Funds. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.
          At June 30, 2009, the Large Cap Value Trust and the Equity-Income Trust had total capital loss carryforwards of $214,977,000 and $193,480,400, respectively; the availability of which to offset future capital gains, if any, in the Acquiring Fund may be limited.

2

          The estimated reorganization costs of $784,200 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne by the Acquired Fund. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

3